EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual report of PracticeXpert, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Jonathan Doctor, Chairman of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of section 13(a) of 15(d) of the Securities Exchange Act of 1934; and
      (2) Thed information contained in the report fairly presents, the financial condition and result of operations of the Company.


                                            /s/ Jonathan Doctor
                                            ------------------------------
                                            Jonathan Doctor, Chairman

                                            April 12, 2006



A signed original of this written statement required by Section 906 has been provided to PracticeXpert, Inc. and will be retained by PracticeXpert, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.